Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ]	Preliminary proxy statement
[x]	Definitive proxy statement
[ ]	Definitive additional materials
[ ]	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Alaska Pacific Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

Alaska Pacific Bancshares, Inc.
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A
(2)	Aggregate number of securities to which transactions applies:
N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
N/A
(4)	Proposed maximum aggregate value of transaction:
N/A
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
N/A
(2)	Form, schedule or registration statement no.:
N/A
(3)	Filing party:
N/A
(4)	Date filed:
N/A

                                                                                    April 5, 2002

Dear Stockholder:

            You are cordially invited to attend the Annual Meeting of Stockholders of Alaska Pacific Bancshares, Inc.
 ("Company"), the holding company for Alaska Pacific Bank. The meeting will be held in the Ray Renshaw Room of the Aspen Hotel located at 1800 Shell Simmons Drive, Juneau, Alaska, on Thursday, May 23, 2002, at 11:00
a.m., local time.

            The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the
Company's independent auditors, will be present to respond to appropriate questions of stockholders.

            It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure that your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

            We look forward to seeing you at the meeting.

                                                                                  Sincerely,

                                                                                  /s/Craig E. Dahl
                                                                                  Craig E. Dahl
                                                                                  President and Chief Executive Officer

                                                        ALASKA PACIFIC BANCSHARES, INC.
                                                                       2094 JORDAN AVENUE
                                                                      JUNEAU, ALASKA 99801
                                                                                 (907) 789-4844

                                               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                                                         To Be Held On May 23, 2002

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alaska Pacific Bancshares, Inc.
("Company") will be held in the Ray Renshaw Room of the Aspen Hotel located at 1800 Shell Simmons Drive,
Juneau, Alaska, on Thursday, May 23, 2002, at 11:00 a.m., local time, for the following purposes:

            1.         To elect three directors to serve for a term of three years;

            2.         The approval of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

            3          To act upon such other matters as may properly come before the meeting or any adjournments thereof.

            NOTE: The Board of Directors is not aware of any other business to come before the meeting.

            Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date(s) to which, by original or later adjournment, the meeting may be adjourned. Only stockholders of record at the close of business on March 29, 2002 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

            You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of
Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                                                                                  BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                  /s/Roger K. White
                                                                                                  ROGER K. WHITE
                                                                                                  SECRETARY

Juneau, Alaska
April 5, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
 IF MAILED IN THE UNITED STATES.

                                                                        PROXY STATEMENT
                                                                                         OF
                                                        ALASKA PACIFIC BANCSHARES, INC.
                                                                        2094 JORDAN AVENUE
                                                                      JUNEAU, ALASKA 99801

                                                        ANNUAL MEETING OF STOCKHOLDERS
                                                                                  MAY 23, 2002

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Alaska Pacific Bancshares, Inc. ("Company"), the holding company for Alaska Pacific Bank ("Savings Bank"), to be used at the Annual Meeting of Stockholders ("Meeting") of the Company. The Meeting will be held in the Ray
Renshaw Room of the Aspen Hotel located at 1800 Shell Simmons Drive, Juneau, Alaska, on Thursday, May 23,
2002, at 11:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about April 5, 2002.

                                                            VOTING AND PROXY PROCEDURE

            Stockholders Entitled to Vote at Meeting. Only stockholders of record at the close of business on March
29, 2002 ("Voting Record Date") are entitled to vote at the Meeting and are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of the close of business on the Voting Record
Date, the Company had 623,132 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of securities of the Company.

            As provided in the Company's Articles of Incorporation, record holders of the Company's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

            If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in
"street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company
Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

            Quorum Requirement. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.
Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

            Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted
FOR the nominees for directors set forth in the following pages and FOR the approval of the appointment of independent auditors. If a stockholder attends the Meeting, he or she may vote by ballot.

            Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

                                                                                               1

            If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form from your broker that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

            Participants in the Alaska Pacific Bancshares, Inc. ESOP. If a stockholder is a participant in the Alaska
Pacific Bancshares, Inc. Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions. The deadline for returning your voting instructions to the trustees is May 20, 2002.

            Vote Required. The three directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee for election as directors.
Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

            With respect to the other proposal to be voted upon at the Meeting, stockholders may vote for or against the proposal or may abstain from voting. Approval of the appointment of independent auditors requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal. Abstentions, however, will have the same effect as a vote against this proposal.

                        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock.
Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Company's directors and "named executive officers" and all directors and executive officers as a group.

Name	Number of Shares Beneficially Owned(1)	Percent of Shares Outstanding

Beneficial Owners of More Than 5%

Alaska Pacific Bancshares, Inc.	52,433 (2)	8.4%
Employee Stock Ownership Plan Trust
2094 Jordan Avenue
Juneau, Alaska 99801

David G. MacDonald (3)	54,500	8.7%
4000 Diane Road
Juneau, Alaska 99801-9106
(table continued on following page)

                                                                                       2

Name	Number of Shares Beneficially Owned(1)	Percent of Shares Outstanding

Directors

Avrum M. Gross (4)	11,311	1.8%
Roger Grummett (5)	11,311	1.8
Hugh N. Grant (6)	12,311	2.0
Deborah R. Marshall (7)	6,311	1.0
D. Eric McDowell (8)	10,113	1.6
William J. Schmitz (9)	11,311	1.8

Named Executive Officers (10)

Craig E. Dahl (11)	16,983	2.7
Lisa C. Bell (12)	11,623	1.9
Roger K. White (13)	11,508	1.8

All Executive Officers and	112,417	18.0
Directors as a Group (12 persons)

____________
(1)        In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2)        Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of the close of business on the Voting Record Date, 17,812 shares have been allocated to participants' accounts. The trustees of the ESOP are Craig E. Dahl, Roger K. White, and Lisa C. Bell.
(3)        Based on information disclosed in a Schedule 13G, dated February 10, 2000, filed with the SEC.
(4)        Includes 1,049 shares of unvested restricted stock as to which Mr. Gross has voting but not investment power.
(5)        Includes 1,049 shares of unvested restricted stock as to which Mr. Grummett has voting but not investment power.
(6)        Includes 1,049 shares of unvested restricted stock as to which Mr. Grant has voting but not investment power.
(7)        Includes 1,049 shares of unvested restricted stock as to which Ms. Marshall has voting but not investment power.
(8)        Includes 1,049 shares of unvested restricted stock as to which Mr. McDowell has voting but not investment power.
(9)        Includes 1,049 shares of unvested restricted stock as to which Mr. Schmitz has voting but not investment power.
(10)      SEC regulations define the term "named executive officer" to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Craig E.
            Dahl, President and Chief Executive Officer of the Company, Lisa C. Bell, Executive Vice President and Chief
            Operating Officer of the Company, and Roger K. White, Senior Vice President, Chief Financial Officer and
            Secretary of the Company, are the Company's only "named executive officers" for the fiscal year ended
            December 31, 2001.
(11)     Mr. Dahl is also a director of the Company. Includes 5,243 shares of unvested restricted stock as to which
            Mr. Dahl has voting but not investment power.
(12)     Includes 4,195 shares of unvested restricted stock as to which Ms. Bell has voting but not investment power.
(13)     Includes 4,195 shares of unvested restricted stock as to which Mr. White has voting but not investment power.

                                                                                              3

                                                          PROPOSAL I -- ELECTION OF DIRECTORS

            The Company's Board of Directors consists of seven members as required by the Company's Bylaws. In accordance with the Company's Articles of Incorporation, the Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the Meeting to serve for a term of three years, or until their respective successors have been elected and qualified. The nominees for election this year are Craig E. Dahl, Hugh N. Grant and D. Eric McDowell each of whom is a current member of the Board of Directors of the Company and of the Savings Bank.

            It is intended that the proxies solicited by the Company's Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend, or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

            The Board of Directors recommends a vote "FOR" the election of all nominees for election as directors.

            The following table sets forth certain information regarding the nominees for election at the Meeting.
Name	Age (1)	Year First Elected or Appointed Director (2)	Term to Expire

BOARD NOMINEES

Craig E. Dahl	52	1996	2005 (3)
Hugh N. Grant	66	1990	2005 (3)
D. Eric McDowell	59	1989	2005 (3)

DIRECTORS WHOSE TERM CONTINUES

Avrum M. Gross	65	1982	2003
William J. Schmitz	71	1987	2003
Deborah R. Marshall	49	1992	2004
Roger Grummett	59	1987	2004

______________
(1)	As of December 31, 2001.
(2)	Includes prior service on the Board of Directors of the Savings Bank.
(3)	Assuming the individual is elected.

            The present principal occupation and other business experience during the last five years of each nominee for election and for each continuing director is set forth below:

            Craig E. Dahl is President and Chief Executive Officer of the Company and the Savings Bank. He has been employed by the Savings Bank since 1992, and is the former President of the B.M. Behrends Bank in Juneau, Alaska.

            Hugh N. Grant has been self-employed as a contractor and real estate developer in Juneau, Alaska since 1961.
He is also the owner of the local Western Auto store and other business establishments in Juneau.

            D. Eric McDowell is President and a majority stockholder of McDowell Group, Inc., an economic, market and business research and consulting group established in 1972, with locations in Juneau and Anchorage, Alaska.

                                                                                                  4

            Avrum M. Gross is Chairman of the Board, a position he has held since 1996. Mr. Gross was the former Attorney
 General for the State of Alaska from 1974 to 1980. He is currently an attorney and partner in the law firm of Gross
& Burke located in Juneau, Alaska.

            William J. Schmitz is a Certified Public Accountant and a partner in the accounting firm of Schmitz & Buck in Juneau, Alaska, which has been in existence since 1961.

            Deborah R. Marshall owned and operated The Fiddlehead Restaurant and Bakery in Juneau, Alaska, for
21 years. Currently, Ms. Marshall is the director of Alaska InvestNet, a statewide capital-matching network.

            Roger Grummett is Vice-Chairman of the Board, a position he has held since 1996. Prior to his retirement in
1997, he was a Partner at Shattuck & Grummett Insurance Agency in Juneau, Alaska for 32 years.

                                        MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

            In February 2001, the Savings Bank's Board of Directors appointed two additional directors, Scott Milner and Marta Ryman, increasing the Savings Bank's Board of Directors to nine members. The Boards of Directors of the
Company and the Savings Bank conduct their business through meetings of the Boards and through their committees.
During the fiscal year ended December 31, 2001, the Board of Directors of the Company held seven meetings, and the
Board of Directors of the Savings Bank held 13 meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during the 2001 fiscal year.

            Committees of the Company's Board. The Company's Board of Directors has established Audit,
Compensation and Nominating Committees, among others.

            The Company's Audit Committee, consisting of Directors Grant (Chairman), Grummett and Marshall, is
responsible for reviewing the internal auditors' reports and results of their examination prior to review by and with the entire Board of Directors and retains and establishes the scope of engagement of the Company's independent auditors. This Committee met six times during the 2001 fiscal year.

            The Company's Compensation Committee, established in fiscal 2001, consists of Directors Gross (Chairman),
Marshall and McDowell, and is responsible for reviewing the Company's human resource management policies. This
Committee meets on an as-needed basis and met twice during fiscal 2001.

            The Company's Nominating Committee, consisting of the full Board of Directors, is responsible for the annual selection of nominees for election as directors of the Company. The full Board of Directors met once in its capacity as Nominating Committee during the 2001 fiscal year.

            Committees of the Savings Bank's Board. The Savings Bank's Board of Directors has established Audit,
Human Resources and Nominating Committees, among others.

            The Savings Bank's Audit Committee consists of Directors Grant (Chairman), Grummett , Marshall and
Milner. The Committee is responsible for reviewing the internal auditors' reports and results of their examination prior to review by and with the entire Board of Directors and retains and establishes the scope of engagement of the Savings Bank's independent auditors. This Committee met six times during the 2001 fiscal year.

            The Human Resources Committee (which also serves as a Compensation Committee) consists of Messrs.
McDowell (Chairman), Ms. Marshall and Ms. Ryman. This Committee meets on a quarterly basis and is responsible for reviewing the Savings Bank's human resource management policies, the salary and wage administration, training and benefits programs, and the employment practices of the Savings Bank. This Committee met three times during fiscal 2001.

                                                                                                   5

            The Savings Bank's Nominating Committee, consisting of the full Board of Directors, is responsible for the annual selection of nominees for election as directors of the Savings Bank. The Nominating Committee met once during the 2001 fiscal year.

            The Savings Bank's Board of Directors also has a standing Board Asset and Liability Committee, a Strategic
Planning and Marketing Committee, and a Directors Loan Committee.

                                                                      DIRECTORS' COMPENSATION

            All non-management directors, other than the Chairman of the Board, receive a monthly fee of $875 per Board meeting attended and $100 per committee meeting attended. The Chairman of the Board receives a monthly fee of
$1,000 and $100 per committee meeting attended. Total fees paid to directors, including health insurance benefits paid by the Savings Bank, during the year ended December 31, 2001 were $130,219. No separate fees are paid for service on the Company's Board of Directors.

                                                                        EXECUTIVE COMPENSATION

Summary Compensation Table

            The following information is furnished for Mr. Dahl, Ms. Bell and Mr. White. No other executive officer of the Company received salary and bonus in excess of $100,000 during the year ended December 31, 2001.
		Annual Compensation(1)			Long-Term Compensation Awards
Name and Position	Year	Salary	Bonus	Other Annual Compen- sation(2)	Restricted Stock Awards(3)	Number of Options(4)	All Other Annual Compen-sation(5)

Craig E. Dahl	2001	$122,500	$6,000	$--	$ --	--	$11,287
President and Chief	2000	110,000	--	--	63,902	16,080	11,243
Executive Officer	1999	110,000	22,000	--	--	--	11,049

Lisa C. Bell	2001	100,000	3,000	--	--	--	10,483
Executive Vice President	2000	90,000	--	--	51,119	10,400	10,385
and Chief Operating	1999	83,000	14,000	--	--	--	9,835
Officer

Roger K. White	2001	97,500	3,000	--	--	--	10,428
Senior Vice President	2000	90,000	--	--	51,119	10,400	10,385
Chief Financial Officer	1999	90,000	14,000	--	--	--	10,078
and Secretary

___________

(1)	All compensation is paid by the Savings Bank.
(2)	The aggregate amount of perquisites and other personal benefits was less than 10% of the total annual salary and bonus reported.

(footnotes continued on following page) 6
(3)

Represents the value of the award of 6,554 shares, 5,243 shares and 5,243 shares of restricted stock to Mr. Dahl, Ms. Bell and Mr. White, respectively, on July 20, 2000, the date of grant, pursuant to the Management Recognition Plan ("MRP"). Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock. The awards vest pro rata over a five-year period with the first 20% having vested on July 20, 2001. At December 31, 2001, the value of the unvested restricted stock awards (which vest pro rata over the remaining four year period) were: Mr. Dahl, $55,838 (5,243 shares at $10.65 per share); Ms. Bell, $44,666 (4,194 shares at $10.65 per share); and Mr. White, $44,666 (4,194 shares at $10.65 per share).

(4)

Represents the number of options granted on July 20, 2000, the date of grant, pursuant to the Stock Option Plan. The options vest pro rata over a five-year period with the first 20% installment having vested on July 20, 2001.

(5)	For fiscal year 2001, consists of 401(k) contributions, ESOP contributions, automobile allowance, and racquet club dues.

Option Exercise/Value Table.  The following information is provided for Mr. Dahl, Ms. Bell and Mr. White for the year ended December 31, 2001.
			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Acquired on	Value	Options at Fiscal year End (#)		At Fiscal Year End ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Craig E. Dahl	--	$ --	3,216	12,864	$ 2,894	$ 11,578
Lisa C. Bell	--	--	2,080	8,320	1,872	7,488
Roger K. White	--	--	2,080	8,320	1,872	7,488

_______________________

(1)

Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2000 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price. The price of the Common Stock at December 31, 2001 was $10.65, which is in excess of the exercise price on the option grant date of $9.75.

Employment and Severance Agreements

            Employment Agreement. The Company and the Savings Bank (collectively, the "Employers") have entered into a three-year employment agreement ("Employment Agreement" or "Agreement") with Mr. Dahl. Under the
Employment  Agreement, the current base salary for Mr. Dahl is $145,000, which is paid by the Company and the
Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board of Directors of the Savings Bank. On the anniversary of the commencement date of the Agreement, the term of the Agreement may be extended by the Board of Directors for an additional year unless a termination notice is given by Mr. Dahl. The Agreement is terminable by the Employers for just cause at any time or in certain events specified by federal regulations.

            The Agreement provides for a severance payment and other benefits if employment is terminated following a change in control. This severance payment and benefits, which will be made promptly after any change in control, will have a value equal to 2.99 times the "base amount," as defined in Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), paid to Mr. Dahl during the five years immediately preceding the change in control.
Under the Agreement, a "change in control" is deemed to occur if, at anytime during the term of the Agreement, a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, the membership of the Board of Directors changes as the result of a contested election, or stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation has occurred. Assuming that a change in control had occurred at December 31, 2001, Mr. Dahl would be entitled to a severance payment and benefits with a value of approximately $438,000.

                                                                                             7

            Severance Agreements. The Employers have entered into three-year severance agreements ("Severance
Agreements" or "Agreements") with Lisa C. Bell and Roger K. White ("Executive"). Under the Severance
Agreements, the current base salary for Ms. Bell and Mr. White is $110,000 and $105,000, respectively, which is paid by the Company and the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board of Directors of the Savings Bank. On the anniversary of the commencement date of the Agreement, the term of the Agreement may be extended by the Board of Directors for an additional year unless a termination notice is given by the Executive. The Agreement is terminable by the Employers for just cause at any time or in certain events specified by federal regulations.

            The Agreements provide for severance payments and other benefits if the Executive's employment is terminated following a change in control. The severance payment and benefits, which will be made promptly after any change in control, will have a value equal to 2.99 times the "base amount," as defined in Section 280G of the
Code, paid to the Executive during the five years immediately preceding the change in control. Under the
Agreements, a "change in control" is deemed to occur if, at anytime during the term of the Agreement, a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, the membership of the Board of Directors changes as the result of a contested election, or stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation has occurred.
Assuming that a change in control had occurred at December 31, 2001, Ms. Bell and Mr. White would be entitled to a severance payment and benefits with a value of approximately $343,172 and $328,222, respectively.

                                                                     AUDIT COMMITTEE MATTERS

Audit Committee Charter

            The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The
Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the
Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit
Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit
Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is filed as Appendix A hereto.

Audit Committee Report

            The Company's Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended December 31, 2001:

  The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2001 audited financial statements;

  The Audit Committee has discussed with the Company's independent auditors (KPMG LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

  The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the
  Company and its related entities) and has discussed with the auditors their independence from the
  Company; and

                                                                                 8

  Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2001 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

            Submitted by the Audit Committee of the Company's Board of Directors:

                                                                                    Hugh N. Grant
                                                                                    Roger Grummett
                                                                                    Deborah R. Marshall

                                        COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

            Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

            Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended December
31, 2001, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with, except for the filing of a Form 4, Statement of Changes in Beneficial Ownership of
Securities, by Marta Ryman, a director of the Savings Bank, for transactions during the month of August 2001.
Ms. Ryman's Form 4 was filed with the SEC on September 20, 2001.

                                                                 TRANSACTIONS WITH MANAGEMENT

            Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. The Savings
Bank has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such director or executive officer and his or her related interests are in excess of the greater of $25,000, or 5% of the Savings Bank's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.
The aggregate amount of loans by the Savings Bank to its executive officers and directors and their affiliates was
$3.6 million at December 31, 2001. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

                                                                 CHANGE IN INDEPENDENT AUDITORS

            On June 21, 2001, the Company dismissed Deloitte & Touche LLP as its certifying accountant because
Deloitte & Touche LLP closed its office in Alaska. The decision to dismiss Deloitte & Touche LLP was made by the
Board of Directors upon the recommendation of the Company's Audit Committee.

            On June 21, 2001, the Board of Directors, at the recommendation of its Audit Committee, engaged KPMG
LLP, as the Company's certifying accountants. The Company has not consulted with KPMG, LLP during its two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

                                                                                                     9

            The report of Deloitte & Touche LLP on the Company's financial statements for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

            During the Company's two most recent fiscal years and subsequent interim periods preceding the change in auditors, the Company was not in disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its audit report.
                        PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

            KPMG LLP was the Company's independent auditors for the fiscal year ended December 31, 2001. The
Board of Directors has appointed KPMG LLP as independent auditors for the fiscal year ending December 31, 2002, subject to approval by stockholders. A representative of KPMG LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

Audit Fees

            The aggregate fees billed to the Company by KPMG LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the reviews of the financial statements included in the
Company Forms 10-QSB for that year were $45,000.

Financial Information Systems Design and Implementation Fees

            KPMG LLP performed no financial information system design or implementation work for the Company during the fiscal year ended December 31, 2001.

All Other Fees

             No other fees, other than audit fees, were billed to the Company by KPMG LLP for fiscal 2001. The Audit
Committee of the Board of Directors determined that the services performed by KPMG LLP other than audit services are not incompatible with KPMG LLP maintaining its independence.

             If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the Meeting, other independent public accountants will be considered by the Board of Directors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
APPROVAL OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE
COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                                                                               OTHER MATTERS

            The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form, that are properly executed and dated, will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                                                                              10

                                                                                MISCELLANEOUS

            The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in mailing proxy solicitation materials to beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

            The Company's 2001 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record at the close of business on the Voting Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

            A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the
SEC, will be furnished without charge to stockholders of record as of the close of business on the Voting
Record Date upon written request to Roger K. White, Corporate Secretary, Alaska Pacific Bancshares, Inc.,
2094 Jordan Avenue, Juneau, Alaska 99801.

                                                                     STOCKHOLDER PROPOSALS

            Proposals of stockholders intended to be presented at the Company's annual meeting next year must be received by the Company no later than December 5, 2002 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

            The Company's Articles of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such written notice must be delivered or mailed not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal. A copy of the Articles of Incorporation may be obtained from the Company.

                                                                                       BY ORDER OF THE BOARD OF DIRECTORS

                                                                                       /s/Roger K. White
                                                                                       ROGER K. WHITE
                                                                                       SECRETARY

Juneau, Alaska
April 5, 2002

                                                                     11

                                                                       REVOCABLE PROXY
                                                        ALASKA PACIFIC BANCSHARES, INC.

                                                     ANNUAL MEETING OF STOCKHOLDERS
                                                                                   MAY 23, 2002

            The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Alaska Pacific
Bancshares, Inc. ("Company"), consisting of Roger Grummett, Deborah R. Marshall and William J. Schmitz, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the
Ray Renshaw Room of the Aspen Hotel located at 1800 Shell Simmons Drive, Juneau, Alaska, on Thursday, May 23,
2002, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows:
		VOTE FOR	VOTE WITHHELD

1.	The election as director of the nominees listed below (except as marked to the contrary below).	[ ]	[ ]

Craig E. Dahl
Hugh N. Grant
D. Eric McDowell

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee's(s') name(s) on the line below.

		FOR	AGAINST	ABSTAIN

2.	The approval of the appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2002.	[ ]	[ ]	[ ]

3.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO
INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED.
IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY
THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS
KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS
DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE
ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR
GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                                                                                                      12

                                    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

            Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

            The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2001
Annual Report to Stockholders.

Dated:                                                 , 2002

PRINT NAME OF STOCKHOLDER                                       PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER                                        SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign but both holders should sign, if possible.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.

                                                                                               14

                                                                               APPENDIX A
                                                                    ALASKA PACIFIC BANK
                                                    CHARTER FOR THE AUDIT COMMITTEE

OBJECTIVE

The objective for the Audit Committee is to assist the full Board of Directors in fulfilling its fiduciary responsibilities.
 Members of the Audit Committee should evaluate APB's compliance with laws, regulations, policies and procedures, and determine that APB has adequate administrative, operating and internal accounting controls. Their primary tool for accomplishing this evaluation is the Internal Auditor since they directly supervise the internal auditor. In addition, the
Audit Committee should seek to give reasonable assurance regarding the integrity of financial and other data based on bank activities, used by the Board of Directors, Office of Thrift Supervision, bank staff, customers, and the public.

RESPONSIBILITIES

The Audit Committee is responsible for:

  Reviewing the annual report from APB's external auditors for accuracy, timeliness, and appropriate financial statement disclosures.
  Reviewing the adequacy and effectiveness of key accounting and financial policies and any significant changes thereof.

  Determining that no restrictions are imposed upon audit scope.

  Ensuring the internal auditor's independence from management

  Evaluating management's timely written response to audit findings and reports ensuring they have included a written plan to correct all deficiencies noted in the audit report.

  Following up on implementation by management of audit recommendations.

  Assessing the impact of new accounting principles or policies promulgated by the accounting profession or proposed by bank personnel.

  Overseeing the coordination of the investigation of conflicts of interest and unethical conduct with the
  Office of Thrift Supervision.

  Serving as a communication channel between the Board of Directors and APB's internal auditor, external auditors, and OTS examiners.

  Reviewing and approving the annual internal audit plan which includes a discussion of the risk factors considered.

  Monitoring the accomplishment of audit goals and objectives.

  Reporting all significant items to the full Board on a timely basis.

                                                                                    Appendix A-1

  Overseeing the selection, compensation, and performance evaluation of the Internal Auditor.

  Evaluating APB's external auditors.

The above responsibilities of the Audit Committee will be discharged through review of audit reports and discussions with the internal and external auditors and bank management.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of three directors, all of whom will be outside directors. The Chairman of the
Committee shall be selected by the Chairman of the Board. In determining the membership of the Audit Committee, the Board of Directors should provide for continuity of service.

COMMITTEE MEETINGS

The Audit Committee shall meet at least four times annually with the Internal Auditor. The Audit Committee shall meet in executive session with both the Internal Auditor and the external auditors at least annually. Comprehensive, written minutes shall be prepared for each meeting. The minutes shall include acknowledgement of receipt of audit reports, a discussion of the audit report findings, and ratification of recommendations. The Audit Committee shall make reports to the full Board on a no less than quarterly basis.

OTHER

The Charters of the Internal Auditor and the Audit Committee shall be reviewed and approved at least annually by the Audit Committee and Board of Directors, respectively.

                                                                                             Appendix A - 2